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Exhibit 77Q1e



                                     American Century Government Income Trust



                                               MANAGEMENT AGREEMENT

         This MANAGEMENT AGREEMENT ("Agreement") is made as of the 1st day of August, 2007 by and between
AMERICAN CENTURY GOVERNMENT INCOME TRUST, a Massachusetts business trust and registered investment company (the
"Company"), and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Investment Manager").

         WHEREAS, a majority of those members of the Board of Trustees of the Company (collectively, the "Board of Directors", and each Trustee individually a "Director") who are not "interested persons" as defined in
Investment Company Act (hereinafter referred to as the "Independent Directors"), during its most recent annual evaluation of the terms of the Agreement pursuant to Section 15(c) of the Investment Company Act, has approved the continuance of the Agreement as it relates to each series of shares of the Company set forth on Schedule B attached hereto (the "Funds").

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

1.       Investment Management Services. The Investment Manager shall supervise the investments of each Fund. In such capacity, the Investment Manager shall maintain a continuous investment program for each such Fund, determine what securities shall be purchased or sold by each Fund, secure and evaluate such information as it deems proper and take whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders.

2.       Compliance with Laws. All functions undertaken by the Investment Manager hereunder shall at all times conform to, and be in accordance with, any requirements imposed by:

         (a)      the Investment Company Act and any rules and regulations promulgated thereunder;

         (b)      any other applicable provisions of law;

         (c)      the Declaration of Trust of the Company as amended from time to time;

         (d)      the By-Laws of the Company as amended from time to time;

         (e)      the Multiple Class Plan; and

         (f)      the registration statement(s) of the Company, as amended from time to time, filed under the
                  Securities Act of 1933 and the Investment Company Act.

3.       Board Supervision. All of the functions undertaken by the Investment Manager hereunder shall at all times be subject to the direction of the Board of Directors, its executive committee, or any committee or officers of the Company acting under the authority of the Board of Directors.

4.       Payment of Expenses.  The Investment Manager will pay all the expenses of each class of each Fund that it shall manage, other than interest, taxes, brokerage commissions, portfolio insurance, extraordinary expenses, the fees and expenses of the Independent Directors (including counsel fees), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. The Investment Manager will provide the
         Company with all physical facilities and personnel required to carry on the business of each class of each Fund that it shall manage, including but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software and salaried and hourly paid personnel.
         The Investment Manager may at its expense employ others to provide all or any part of such facilities and personnel.

5.       Account Fees.  The Board of Directors may impose fees for various account services, proceeds of which may be remitted to the appropriate Fund or the Investment Manager at the discretion of the Board of
         Directors. At least 60 days' prior written notice of the intent to impose such fee must be given to the shareholders of the affected series.

6.       Management Fees.

         (a)      In consideration of the services provided by the Investment Manager, each class of a Fund shall pay to the Investment Manager a management fee that is calculated as described in this Section
                  6 using the fee schedules described herein.

         (b)      Definitions

                  (1)      An "Investment Team" is the Portfolio Managers that the Investment Manager has designated to manage a given portfolio.

                  (2)      An "Investment Strategy" is the processes and policies implemented by the Investment
                           Manager for pursuing a particular investment objective managed by an Investment Team.

                  (3)      A Primary Strategy Portfolio" is each Fund, as well as any other series of any other registered investment company for which the Investment Manager serves as the investment manager and for which American Century Investment Services, Inc. serves as the distributor; provided, however, that a registered investment company that invests its assets exclusively in the shares of other registered investment companies shall not be a Primary Strategy Portfolio. Any exceptions to the above requirements shall be approved by the Board of Directors.

                  (4)      A "Secondary Strategy Portfolio" is another account managed by the Investment Manager that is managed by the same Investment Team as that assigned to manage any Primary
                           Strategy Portfolio that shares the same board of directors or board of trustees as the
                           Company. Any exceptions to this requirement shall be approved by the Board of
                           Directors.

                  (5)      An "Investment Category" for a Fund is the group to which the Fund is assigned for determining the first component of its management fee. Each Primary Strategy Portfolio is assigned to one of the three Investment Categories indicated below. The Investment
                           Category assignments for the Funds appear in Schedule B to this Agreement. The amount of assets in each of the Investment Categories ("Investment Category Assets") is
                           determined as follows:

                           a)       Money Market Fund Category Assets.  The assets which are used to determine the fee for this Investment Category is the sum of the assets of all of the
                                    Primary Strategy Portfolios and Secondary Strategy Portfolios that invest primarily in debt securities and are subject to Rule 2a-7 under the Investment
                                    Company Act.

                           b)       Bond Fund Category Assets. The assets which are used to determine the fee for this Investment Category is the sum the assets of all of the Primary Strategy
                                    Portfolios and Secondary Strategy Portfolios that invest primarily in debt securities and are not subject to Rule 2a-7 under the Investment Company Act.

                           c)       Equity Fund Category Assets.  The assets which are used to determine the fee for this Investment Category is the sum the assets of all of the Primary
                                    Strategy Portfolios and Secondary Strategy Portfolios that invest primarily in equity securities.

                  (6)      The "Per Annum Investment Category Fee Dollar Amount" for a Fund is the dollar amount resulting from applying the applicable Investment Category Fee Schedule for the Fund
                           (as shown on Schedule A) using the applicable Investment Category Assets.

                  (7)      The "Per Annum Investment Category Fee Rate" for Fund is the percentage rate that results from dividing the Per Annum Investment Category Fee Dollar Amount for the Fund
                           by the applicable Investment Category Assets for the Fund.

                  (8)      The "Complex Assets" is the sum of the assets in all of the Primary Strategy
                           Portfolios.

                  (9)      The "Per Annum Complex Fee Dollar Amount" for a class of a Fund shall be the dollar amount resulting from application of the Complex Assets to the Complex Fee Schedule
                           for the class as shown in Schedule C.

                  (10)     The "Per Annum Complex Fee Rate" for a class of a Fund is the percentage rate that results from dividing the Per Annum Complex Fee Dollar Amount for the class of a Fund by the Complex Assets.

                  (11)     The "Per Annum Management Fee Rate" for a class of a Fund is the sum of the Per Annum
                           Investment Category Fee Rate applicable to the Fund and the Per Annum Complex Fee Rate applicable to the class of the Fund.

         (c)      Daily Management Fee Calculation.  For each calendar day, each class of each Fund shall accrue a fee calculated by multiplying the Per Annum Management Fee Rate for that class times the net assets of the class on that day, and further dividing that product by 365 (366 in leap years).

         (d)      Monthly Management Fee Payment. On the first business day of each month, each class of each series Fund shall pay the management fee to the Investment Manager for the previous month. The fee for the previous month shall be the sum of the Daily Management Fee Calculations for each calendar day in the previous month.

         (e)      Additional Series or Classes. In the event that the Board of Directors shall determine to issue any additional series of shares for which it is proposed that the Investment Manager serve as investment manager, the Company and the Investment Manager shall enter into an Addendum to this
                  Agreement setting forth the name of the series and/or classes, as appropriate, the Applicable
                  Fee and such other terms and conditions as are applicable to the management of such series and/or classes, or, in the alternative, enter into a separate management agreement that relates specifically to such series or classes of shares.

7.       Continuation of Agreement.  This Agreement shall become effective for each Fund as of the date first set forth above and shall continue in effect for each Fund until August 1, 2008, unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter for each Fund only as long as such continuance is specifically approved at least annually (i) by either the Board of Directors or by the vote of a majority of the outstanding voting securities of such Fund, and (ii) by the vote of a majority of the Directors, who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than 90 days prior to August 1st of each applicable year, notwithstanding the fact that more than 365 days may have elapsed since the date on which such approval was last given.

8.       Termination.  This Agreement may be terminated, with respect to any Fund, by the Investment Manager at any time without penalty upon giving the Company 60 days' written notice, and may be terminated, with respect to any Fund, at any time without penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to the Investment Manager.

9.       Effect of Assignment.  This Agreement shall automatically terminate with respect to any Fund in the event of its assignment by the Investment Manager.  The term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

10.      Other Activities.  Nothing herein shall be deemed to limit or restrict the right of the Investment
         Manager, or the right of any of its officers, directors or employees (who may also be a Director, officer or employee of the Company), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

11.      Standard of Care.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of the Investment Manager, it, as an inducement to it to enter into this Agreement, shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

12.      Separate Agreement.  The parties hereto acknowledge that certain provisions of the Investment Company
         Act, in effect, treat each series of shares of a registered investment company as a separate investment company. Accordingly, the parties hereto hereby acknowledge and agree that, to the extent deemed appropriate and consistent with the Investment Company Act, this Agreement shall be deemed to constitute a separate agreement between the Investment Manager and each Fund.

13.      Use of the Name "American Century".  The name "American Century" and all rights to the use of the name
         "American Century" are the exclusive property of American Century Proprietary Holdings, Inc. ("ACPH").
         ACPH has consented to, and granted a non-exclusive license for, the use by the Company of the name
         "American Century" in the name of the Company and any Fund.  Such consent and non-exclusive license may be revoked by ACPH in its discretion if ACPH, the Investment Manager, or a subsidiary or affiliate of either of them is not employed as the investment adviser of each Fund.  In the event of such revocation, the Company and each Fund using the name "American Century" shall cease using the name "American
         Century" unless otherwise consented to by ACPH or any successor to its interest in such name.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first written above.



American Century Investment Management, Inc.                 American Century Government Income Trust



/s/ Otis H. Cowan                                            /s/ Maryanne L. Roepke
Otis H. Cowan                                                Maryanne L. Roepke
Vice President                                               Senior Vice President


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
American Century Government Income Trust                                         Schedule A: Category Fee Schedules
-------------------------------------------------------------------------------------------------------------------
                                                    Schedule A

                                         Investment Category Fee Schedules


Money Market Funds

=========================================== =========================================================================
                                                                         Rate Schedules
Category Assets                                Schedule 1        Schedule 2         Schedule 3        Schedule 4
------------------------------------------- ----------------- ------------------ ----------------- ------------------
------------------------------------------- ----------------- ------------------ ----------------- ------------------
First $1 billion                                0.2500%            0.2700%           0.3500%            0.2300%
Next $1 billion                                 0.2070%            0.2270%           0.3070%            0.1870%
Next $3 billion                                 0.1660%            0.1860%           0.2660%            0.1460%
Next $5 billion                                 0.1490%            0.1690%           0.2490%            0.1290%
Next $15 billion                                0.1380%            0.1580%           0.2380%            0.1180%
Next $25 billion                                0.1375%            0.1575%           0.2375%            0.1175%
Thereafter                                      0.1370%            0.1570%           0.2370%            0.1170%
=========================================== ================= ================== ================= ==================


Bond Funds

==================== ========================================================================================================
                                                                 Rate Schedules
Category Assets      Schedule 1   Schedule 2    Schedule 3   Schedule 4  Schedule 5   Schedule 6    Schedule 7   Schedule 8
-------------------- ------------ ------------ ------------- ----------- ------------ ------------ ------------- ------------
-------------------- ------------ ------------ ------------- ----------- ------------ ------------ ------------- ------------
First $1 billion       0.2800%      0.3100%      0.3600%      0.6100%      0.4100%      0.6600%      0.3800%       0.4600%
Next $1 billion        0.2280%      0.2580%      0.3080%      0.5580%      0.3580%      0.6080%      0.3280%       0.4080%
Next $3 billion        0.1980%      0.2280%      0.2780%      0.5280%      0.3280%      0.5780%      0.2980%       0.3780%
Next $5 billion        0.1780%      0.2080%      0.2580%      0.5080%      0.3080%      0.5580%      0.2780%       0.3580%
Next $15 billion       0.1650%      0.1950%      0.2450%      0.4950%      0.2950%      0.5450%      0.2650%       0.3450%
Next $25 billion       0.1630%      0.1930%      0.2430%      0.4930%      0.2930%      0.5430%      0.2630%       0.3430%
Thereafter             0.1625%      0.1925%      0.2425%      0.4925%      0.2925%      0.5425%      0.2625%       0.3425%
==================== ============ ============ ============= =========== ============ ============ ============= ============


Equity Funds

======================= =======================================================================================
                                                            Rate Schedules
Category Assets           Schedule 1      Schedule 2        Schedule 3       Schedule 4         Schedule 5
----------------------- --------------- ---------------- ----------------- ---------------- -------------------
----------------------- --------------- ---------------- ----------------- ---------------- -------------------
First $1 billion           0.5200%          0.7200%          1.2300%           0.8700%           1.0000%
Next $5 billion            0.4600%          0.6600%          1.1700%           0.8100%           0.9400%
Next $15 billion           0.4160%          0.6160%          1.1260%           0.7660%           0.8960%
Next $25 billion           0.3690%          0.5690%          1.0790%           0.7190%           0.8490%
Next $50 billion           0.3420%          0.5420%          1.0520%           0.6920%           0.8220%
Next $150 billion          0.3390%          0.5390%          1.0490%           0.6890%           0.8190%
Thereafter                 0.3380%          0.5380%          1.0480%           0.6880%           0.8180%
======================= =============== ================ ================= ================ ===================



American Century Government Income Trust                                Schedule B: Investment Category Assignments
-------------------------------------------------------------------------------------------------------------------
                                                    Schedule B

                                Effective from August 1, 2007 through July 31, 2008

                                          Investment Category Assignments


American Century Government Income Trust
=========================================================== ======================================= =================
Series                                                      Category                                 Applicable Fee
                                                                                                    Schedule Number
----------------------------------------------------------- --------------------------------------- -----------------
----------------------------------------------------------- --------------------------------------- -----------------
Short-Term Government Fund                                  Bond Funds                                     3
----------------------------------------------------------- --------------------------------------- -----------------
----------------------------------------------------------- --------------------------------------- -----------------
Government Bond Fund                                        Bond Funds                                     1
----------------------------------------------------------- --------------------------------------- -----------------

---------------------------------------------------------------------------------------------------------------------



American Century Government Income Trust                                          Schedule C: Complex Fee Schedules
-------------------------------------------------------------------------------------------------------------------
                                                                                            Revised August 24, 2007
                                                    Schedule C

                              Effective from August 1, 2007 through December 2, 2007

                                               Complex Fee Schedules

========================================= ==========================================================================
                                                                       Rate Schedules
Complex Assets                                 Advisor Class         Institutional Class       All Other Classes
----------------------------------------- ------------------------ ------------------------ ------------------------
----------------------------------------- ------------------------ ------------------------ ------------------------
First $2.5 billion                                0.0600%                  0.1100%                  0.3100%
Next $7.5 billion                                 0.0500%                  0.1000%                  0.3000%
Next $15.0 billion                                0.0485%                  0.0985%                  0.2985%
Next $25.0 billion                                0.0470%                  0.0970%                  0.2970%
Next $25.0 billion                                0.0370%                  0.0870%                  0.2870%
Next $25.0 billion                                0.0300%                  0.0800%                  0.2800%
Next $25.0 billion                                0.0200%                  0.0700%                  0.2700%
Next $25.0 billion                                0.0150%                  0.0650%                  0.2650%
Next $25.0 billion                                0.0100%                  0.0600%                  0.2600%
Next $25.0 billion                                0.0050%                  0.0550%                  0.2550%
Thereafter                                        0.0000%                  0.0500%                  0.2500%
========================================= ======================== ======================== ========================


=================================================== ========== ========= ========== ======== ======= ======== =======
                      Series                        Investor   Institu-   Advisor      A       B        C     R
                                                      Class     tional     Class     Class   Class    Class   Class
                                                                Class
--------------------------------------------------- ---------- --------- ---------- -------- ------- -------- -------
>>       Short-Term Government Fund                    Yes        No        Yes       No       No      No       No
>>       Government Bond Fund                          Yes        No        Yes       No       No      No       No




                                                                                            Revised August 24, 2007
                                                    Schedule C

                               Effective from December 3, 2007 through July 31, 2008

                                               Complex Fee Schedules

========================================= =================================================
                                                           Rate Schedules
Complex Assets                              Institutional Class       All Other Classes
----------------------------------------- ------------------------ ------------------------
----------------------------------------- ------------------------ ------------------------
First $2.5 billion                                0.1100%                  0.3100%
Next $7.5 billion                                 0.1000%                  0.3000%
Next $15.0 billion                                0.0985%                  0.2985%
Next $25.0 billion                                0.0970%                  0.2970%
Next $25.0 billion                                0.0870%                  0.2870%
Next $25.0 billion                                0.0800%                  0.2800%
Next $25.0 billion                                0.0700%                  0.2700%
Next $25.0 billion                                0.0650%                  0.2650%
Next $25.0 billion                                0.0600%                  0.2600%
Next $25.0 billion                                0.0550%                  0.2550%
Thereafter                                        0.0500%                  0.2500%
========================================= ======================== ========================


=================================================== ========== ========= ========== ======== ======= ======== =======
                      Series                        Investor   Institu-   Advisor      A       B        C     R
                                                      Class     tional     Class     Class   Class    Class   Class
                                                                Class
--------------------------------------------------- ---------- --------- ---------- -------- ------- -------- -------
>>       Short-Term Government Fund                    Yes        No        Yes       No       No      No       No
>>       Government Bond Fund                          Yes        No        Yes       No       No      No       No





                                     American Century Government Income Trust



                                               MANAGEMENT AGREEMENT

         This MANAGEMENT AGREEMENT ("Agreement") is made as of the 1st day of August, 2007 by and between
AMERICAN CENTURY GOVERNMENT INCOME TRUST, a Massachusetts business trust and registered investment company (the
"Company"), and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Investment Manager").

         WHEREAS, a majority of those members of the Board of Trustees of the Company (collectively, the "Board of Directors", and each Trustee individually a "Director") who are not "interested persons" as defined in
Investment Company Act (hereinafter referred to as the "Independent Directors"), during its most recent annual evaluation of the terms of the Agreement pursuant to Section 15(c) of the Investment Company Act, has approved the continuance of the Agreement as it relates to each series of shares of the Company set forth on Schedule B attached hereto (the "Funds").

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

1.       Investment Management Services. The Investment Manager shall supervise the investments of each Fund. In such capacity, the Investment Manager shall maintain a continuous investment program for each such Fund, determine what securities shall be purchased or sold by each Fund, secure and evaluate such information as it deems proper and take whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders.

2.       Compliance with Laws. All functions undertaken by the Investment Manager hereunder shall at all times conform to, and be in accordance with, any requirements imposed by:

         (a)      the Investment Company Act and any rules and regulations promulgated thereunder;

         (b)      any other applicable provisions of law;

         (c)      the Declaration of Trust of the Company as amended from time to time;

         (d)      the By-Laws of the Company as amended from time to time;

         (e)      the Multiple Class Plan; and

         (f)      the registration statement(s) of the Company, as amended from time to time, filed under the
                  Securities Act of 1933 and the Investment Company Act.

3.       Board Supervision. All of the functions undertaken by the Investment Manager hereunder shall at all times be subject to the direction of the Board of Directors, its executive committee, or any committee or officers of the Company acting under the authority of the Board of Directors.

4.       Payment of Expenses.  The Investment Manager will pay all the expenses of each class of each Fund that it shall manage, other than interest, taxes, brokerage commissions, portfolio insurance, extraordinary expenses, the fees and expenses of the Independent Directors (including counsel fees), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. The Investment Manager will provide the
         Company with all physical facilities and personnel required to carry on the business of each class of each Fund that it shall manage, including but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software and salaried and hourly paid personnel.
         The Investment Manager may at its expense employ others to provide all or any part of such facilities and personnel.

5.       Account Fees.  The Board of Directors may impose fees for various account services, proceeds of which may be remitted to the appropriate Fund or the Investment Manager at the discretion of the Board of
         Directors. At least 60 days' prior written notice of the intent to impose such fee must be given to the shareholders of the affected series.

6.       Management Fees.

         (a)      In consideration of the services provided by the Investment Manager, each class of a Fund shall pay to the Investment Manager a management fee that is calculated as described in this Section
                  6 using the fee schedules described herein.

         (b)      Definitions

                  (1)      An "Investment Team" is the Portfolio Managers that the Investment Manager has designated to manage a given portfolio.

                  (2)      An "Investment Strategy" is the processes and policies implemented by the Investment
                           Manager for pursuing a particular investment objective managed by an Investment Team.

                  (3)      A "Primary Strategy Portfolio" is each Fund, as well as any other series of any other registered investment company for which the Investment Manager serves as the investment manager and for which American Century Investment Services, Inc. serves as the distributor; provided, however, that a registered investment company that invests its assets exclusively in the shares of other registered investment companies shall not be a Primary Strategy Portfolio. Any exceptions to the above requirements shall be approved by the Board of Directors.

                  (4)      A "Secondary Strategy Portfolio" is another account managed by the Investment Manager that is managed by the same Investment Team as that assigned to manage any Primary
                           Strategy Portfolio that shares the same board of directors or board of trustees as the
                           Company. Any exceptions to this requirement shall be approved by the Board of
                           Directors.

                  (5)      An "Investment Category" for a Fund is the group to which the Fund is assigned for determining the first component of its management fee. Each Primary Strategy Portfolio is assigned to one of the three Investment Categories indicated below. The Investment
                           Category assignments for the Funds appear in Schedule B to this Agreement. The amount of assets in each of the Investment Categories ("Investment Category Assets") is
                           determined as follows:

                           a)       Money Market Fund Category Assets.  The assets which are used to determine the fee for this Investment Category is the sum of the assets of all of the
                                    Primary Strategy Portfolios and Secondary Strategy Portfolios that invest primarily in debt securities and are subject to Rule 2a-7 under the Investment
                                    Company Act.

                           b)       Bond Fund Category Assets. The assets which are used to determine the fee for this Investment Category is the sum the assets of all of the Primary Strategy
                                    Portfolios and Secondary Strategy Portfolios that invest primarily in debt securities and are not subject to Rule 2a-7 under the Investment Company Act.

                           c)       Equity Fund Category Assets.  The assets which are used to determine the fee for this Investment Category is the sum the assets of all of the Primary
                                    Strategy Portfolios and Secondary Strategy Portfolios that invest primarily in equity securities.

                  (6)      The "Per Annum Investment Category Fee Dollar Amount" for a Fund is the dollar amount resulting from applying the applicable Investment Category Fee Schedule for the Fund
                           (as shown on Schedule A) using the applicable Investment Category Assets.

                  (7)      The "Per Annum Investment Category Fee Rate" for Fund is the percentage rate that results from dividing the Per Annum Investment Category Fee Dollar Amount for the Fund
                           by the applicable Investment Category Assets for the Fund.

                  (8)      The "Complex Assets" is the sum of the assets in all of the Primary Strategy
                           Portfolios.

                  (9)      The "Per Annum Complex Fee Dollar Amount" for a class of a Fund shall be the dollar amount resulting from application of the Complex Assets to the Complex Fee Schedule
                           for the class as shown in Schedule C.

                  (10)     The "Per Annum Complex Fee Rate" for a class of a Fund is the percentage rate that results from dividing the Per Annum Complex Fee Dollar Amount for the class of a Fund by the Complex Assets.

                  (11)     The "Per Annum Management Fee Rate" for a class of a Fund is the sum of the Per Annum
                           Investment Category Fee Rate applicable to the Fund and the Per Annum Complex Fee Rate applicable to the class of the Fund.

         (c)      Daily Management Fee Calculation.  For each calendar day, each class of each Fund shall accrue a fee calculated by multiplying the Per Annum Management Fee Rate for that class times the net assets of the class on that day, and further dividing that product by 365 (366 in leap years).

         (d)      Monthly Management Fee Payment. On the first business day of each month, each class of each series Fund shall pay the management fee to the Investment Manager for the previous month. The fee for the previous month shall be the sum of the Daily Management Fee Calculations for each calendar day in the previous month.

         (e)      Additional Series or Classes. In the event that the Board of Directors shall determine to issue any additional series of shares for which it is proposed that the Investment Manager serve as investment manager, the Company and the Investment Manager shall enter into an Addendum to this
                  Agreement setting forth the name of the series and/or classes, as appropriate, the Applicable
                  Fee and such other terms and conditions as are applicable to the management of such series and/or classes, or, in the alternative, enter into a separate management agreement that relates specifically to such series or classes of shares.

7.       Continuation of Agreement.  This Agreement shall become effective for each Fund as of the date first set forth above and shall continue in effect for each Fund until August 1, 2008, unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter for each Fund only as long as such continuance is specifically approved at least annually (i) by either the Board of Directors or by the vote of a majority of the outstanding voting securities of such Fund, and (ii) by the vote of a majority of the Directors, who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than 90 days prior to August 1st of each applicable year, notwithstanding the fact that more than 365 days may have elapsed since the date on which such approval was last given.

8.       Termination.  This Agreement may be terminated, with respect to any Fund, by the Investment Manager at any time without penalty upon giving the Company 60 days' written notice, and may be terminated, with respect to any Fund, at any time without penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to the Investment Manager.

9.       Effect of Assignment.  This Agreement shall automatically terminate with respect to any Fund in the event of its assignment by the Investment Manager.  The term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

10.      Other Activities.  Nothing herein shall be deemed to limit or restrict the right of the Investment
         Manager, or the right of any of its officers, directors or employees (who may also be a Director, officer or employee of the Company), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

11.      Standard of Care.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of the Investment Manager, it, as an inducement to it to enter into this Agreement, shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

12.      Separate Agreement.  The parties hereto acknowledge that certain provisions of the Investment Company
         Act, in effect, treat each series of shares of a registered investment company as a separate investment company. Accordingly, the parties hereto hereby acknowledge and agree that, to the extent deemed appropriate and consistent with the Investment Company Act, this Agreement shall be deemed to constitute a separate agreement between the Investment Manager and each Fund.

13.      Use of the Name "American Century".  The name "American Century" and all rights to the use of the name
         "American Century" are the exclusive property of American Century Proprietary Holdings, Inc. ("ACPH").
         ACPH has consented to, and granted a non-exclusive license for, the use by the Company of the name
         "American Century" in the name of the Company and any Fund.  Such consent and non-exclusive license may be revoked by ACPH in its discretion if ACPH, the Investment Manager, or a subsidiary or affiliate of either of them is not employed as the investment adviser of each Fund.  In the event of such revocation, the Company and each Fund using the name "American Century" shall cease using the name "American
         Century" unless otherwise consented to by ACPH or any successor to its interest in such name.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first written above.



American Century Investment Management, Inc.                 American Century Government Income Trust



/s/ Otis H. Cowan                                            /s/ Maryanne L. Roepke
Otis H. Cowan                                                Maryanne L. Roepke
Vice President                                               Senior Vice President


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
American Century Government Income Trust                                         Schedule A: Category Fee Schedules
-------------------------------------------------------------------------------------------------------------------
                                                    Schedule A

                                         Investment Category Fee Schedules


Money Market Funds

=========================================== =========================================================================
                                                                         Rate Schedules
Category Assets                                Schedule 1        Schedule 2         Schedule 3        Schedule 4
------------------------------------------- ----------------- ------------------ ----------------- ------------------
------------------------------------------- ----------------- ------------------ ----------------- ------------------
First $1 billion                                0.2500%            0.2700%           0.3500%            0.2300%
Next $1 billion                                 0.2070%            0.2270%           0.3070%            0.1870%
Next $3 billion                                 0.1660%            0.1860%           0.2660%            0.1460%
Next $5 billion                                 0.1490%            0.1690%           0.2490%            0.1290%
Next $15 billion                                0.1380%            0.1580%           0.2380%            0.1180%
Next $25 billion                                0.1375%            0.1575%           0.2375%            0.1175%
Thereafter                                      0.1370%            0.1570%           0.2370%            0.1170%
=========================================== ================= ================== ================= ==================


Bond Funds

==================== ========================================================================================================
                                                                 Rate Schedules
Category Assets      Schedule 1   Schedule 2    Schedule 3   Schedule 4  Schedule 5   Schedule 6    Schedule 7   Schedule 8
-------------------- ------------ ------------ ------------- ----------- ------------ ------------ ------------- ------------
-------------------- ------------ ------------ ------------- ----------- ------------ ------------ ------------- ------------
First $1 billion       0.2800%      0.3100%      0.3600%      0.6100%      0.4100%      0.6600%      0.3800%       0.4600%
Next $1 billion        0.2280%      0.2580%      0.3080%      0.5580%      0.3580%      0.6080%      0.3280%       0.4080%
Next $3 billion        0.1980%      0.2280%      0.2780%      0.5280%      0.3280%      0.5780%      0.2980%       0.3780%
Next $5 billion        0.1780%      0.2080%      0.2580%      0.5080%      0.3080%      0.5580%      0.2780%       0.3580%
Next $15 billion       0.1650%      0.1950%      0.2450%      0.4950%      0.2950%      0.5450%      0.2650%       0.3450%
Next $25 billion       0.1630%      0.1930%      0.2430%      0.4930%      0.2930%      0.5430%      0.2630%       0.3430%
Thereafter             0.1625%      0.1925%      0.2425%      0.4925%      0.2925%      0.5425%      0.2625%       0.3425%
==================== ============ ============ ============= =========== ============ ============ ============= ============


Equity Funds

======================= =======================================================================================
                                                            Rate Schedules
Category Assets           Schedule 1      Schedule 2        Schedule 3       Schedule 4         Schedule 5
----------------------- --------------- ---------------- ----------------- ---------------- -------------------
----------------------- --------------- ---------------- ----------------- ---------------- -------------------
First $1 billion           0.5200%          0.7200%          1.2300%           0.8700%           1.0000%
Next $5 billion            0.4600%          0.6600%          1.1700%           0.8100%           0.9400%
Next $15 billion           0.4160%          0.6160%          1.1260%           0.7660%           0.8960%
Next $25 billion           0.3690%          0.5690%          1.0790%           0.7190%           0.8490%
Next $50 billion           0.3420%          0.5420%          1.0520%           0.6920%           0.8220%
Next $150 billion          0.3390%          0.5390%          1.0490%           0.6890%           0.8190%
Thereafter                 0.3380%          0.5380%          1.0480%           0.6880%           0.8180%
======================= =============== ================ ================= ================ ===================



-------------------------------------------------------------------------------------------------------------------
American Century Government Income Trust                                Schedule B: Investment Category Assignments
-------------------------------------------------------------------------------------------------------------------
                                                    Schedule B

                              Effective from August 1, 2007 through September 3, 2007

                                          Investment Category Assignments


American Century Government Income Trust
=========================================================== ======================================= =================
Series                                                      Category                                 Applicable Fee
                                                                                                    Schedule Number
----------------------------------------------------------- --------------------------------------- -----------------
----------------------------------------------------------- --------------------------------------- -----------------
Capital Preservation Fund                                   Money Market Funds                             1
----------------------------------------------------------- --------------------------------------- -----------------
----------------------------------------------------------- --------------------------------------- -----------------
Government Agency Money Market Fund                         Money Market Funds                             1
----------------------------------------------------------- --------------------------------------- -----------------
----------------------------------------------------------- --------------------------------------- -----------------
Ginnie Mae Fund                                             Bond Funds                                     3
----------------------------------------------------------- --------------------------------------- -----------------
----------------------------------------------------------- --------------------------------------- -----------------
Inflation-Adjusted Bond Fund                                Bond Funds                                     1
=========================================================== ======================================= =================

---------------------------------------------------------------------------------------------------------------------

                                                    Schedule B

                              Effective from September 4, 2007 through July 31, 2008

                                          Investment Category Assignments


American Century Government Income Trust
=========================================================== ======================================= =================
Series                                                      Category                                 Applicable Fee
                                                                                                    Schedule Number
----------------------------------------------------------- --------------------------------------- -----------------
----------------------------------------------------------- --------------------------------------- -----------------
Capital Preservation Fund                                   Money Market Funds                             1
----------------------------------------------------------- --------------------------------------- -----------------
----------------------------------------------------------- --------------------------------------- -----------------
Ginnie Mae Fund                                             Bond Funds                                     3
----------------------------------------------------------- --------------------------------------- -----------------
----------------------------------------------------------- --------------------------------------- -----------------
Inflation-Adjusted Bond Fund                                Bond Funds                                     1
=========================================================== ======================================= =================



American Century Government Income Trust                                          Schedule C: Complex Fee Schedules
-------------------------------------------------------------------------------------------------------------------
                                                    Schedule C

                              Effective from August 1, 2007 through September 3, 2007

                                               Complex Fee Schedules

========================================= ==========================================================================
                                                                       Rate Schedules
Complex Assets                                 Advisor Class         Institutional Class       All Other Classes
----------------------------------------- ------------------------ ------------------------ ------------------------
----------------------------------------- ------------------------ ------------------------ ------------------------
First $2.5 billion                                0.0600%                  0.1100%                  0.3100%
Next $7.5 billion                                 0.0500%                  0.1000%                  0.3000%
Next $15.0 billion                                0.0485%                  0.0985%                  0.2985%
Next $25.0 billion                                0.0470%                  0.0970%                  0.2970%
Next $25.0 billion                                0.0370%                  0.0870%                  0.2870%
Next $25.0 billion                                0.0300%                  0.0800%                  0.2800%
Next $25.0 billion                                0.0200%                  0.0700%                  0.2700%
Next $25.0 billion                                0.0150%                  0.0650%                  0.2650%
Next $25.0 billion                                0.0100%                  0.0600%                  0.2600%
Next $25.0 billion                                0.0050%                  0.0550%                  0.2550%
Thereafter                                        0.0000%                  0.0500%                  0.2500%
========================================= ======================== ======================== ========================


=================================================== ========== ========= ========== ======== ======= ======== =======
                      Series                        Investor   Institu-   Advisor      A       B        C     R
                                                      Class     tional     Class     Class   Class    Class   Class
                                                                Class
--------------------------------------------------- ---------- --------- ---------- -------- ------- -------- -------
--------------------------------------------------- ---------- --------- ---------- -------- ------- -------- -------
>>       Ginnie Mae Fund                               Yes       Yes        Yes       No       No      Yes     Yes
>>       Government Agency Money Market Fund           Yes        No        Yes       No       No      No       No
>>       Capital Preservation Fund                     Yes        No        No        No       No      No       No
>>       Inflation-Adjusted Bond Fund                  Yes       Yes        Yes       No       No      No       No
=================================================== ========== ========= ========== ======== ======= ======== =======





American Century Government Income Trust                                          Schedule C: Complex Fee Schedules
-------------------------------------------------------------------------------------------------------------------

                                                    Schedule C

                             Effective from September 4, 2007 through December 2, 2007

                                               Complex Fee Schedules

========================================= =================================================
                                                           Rate Schedules
----------------------------------------- -------------------------------------------------
Complex Assets                              Institutional Class       All Other Classes
----------------------------------------- ------------------------ ------------------------
----------------------------------------- ------------------------ ------------------------
First $2.5 billion                                0.1100%                  0.3100%
Next $7.5 billion                                 0.1000%                  0.3000%
Next $15.0 billion                                0.0985%                  0.2985%
Next $25.0 billion                                0.0970%                  0.2970%
Next $25.0 billion                                0.0870%                  0.2870%
Next $25.0 billion                                0.0800%                  0.2800%
Next $25.0 billion                                0.0700%                  0.2700%
Next $25.0 billion                                0.0650%                  0.2650%
Next $25.0 billion                                0.0600%                  0.2600%
Next $25.0 billion                                0.0550%                  0.2550%
Thereafter                                        0.0500%                  0.2500%
========================================= ======================== ========================


=================================================== ========== ========= ========== ======== ======= ======== =======
                      Series                        Investor   Institu-   Advisor      A       B        C     R
                                                      Class     tional     Class     Class   Class    Class   Class
                                                                Class
--------------------------------------------------- ---------- --------- ---------- -------- ------- -------- -------
--------------------------------------------------- ---------- --------- ---------- -------- ------- -------- -------
>>       Ginnie Mae Fund                               Yes       Yes        Yes       No       No      Yes     Yes
>>       Capital Preservation Fund                     Yes        No        No        No       No      No       No
>>       Inflation-Adjusted Bond Fund                  Yes       Yes        Yes       No       No      No       No
=================================================== ========== ========= ========== ======== ======= ======== =======



American Century Government Income Trust                                          Schedule C: Complex Fee Schedules
-------------------------------------------------------------------------------------------------------------------
J                                                   Schedule C

                               Effective from December 3, 2007 through July 31, 2008

                                               Complex Fee Schedules

========================================= =================================================
                                                           Rate Schedules
----------------------------------------- -------------------------------------------------
Complex Assets                              Institutional Class       All Other Classes
----------------------------------------- ------------------------ ------------------------
----------------------------------------- ------------------------ ------------------------
First $2.5 billion                                0.1100%                  0.3100%
Next $7.5 billion                                 0.1000%                  0.3000%
Next $15.0 billion                                0.0985%                  0.2985%
Next $25.0 billion                                0.0970%                  0.2970%
Next $25.0 billion                                0.0870%                  0.2870%
Next $25.0 billion                                0.0800%                  0.2800%
Next $25.0 billion                                0.0700%                  0.2700%
Next $25.0 billion                                0.0650%                  0.2650%
Next $25.0 billion                                0.0600%                  0.2600%
Next $25.0 billion                                0.0550%                  0.2550%
Thereafter                                        0.0500%                  0.2500%
========================================= ======================== ========================


=================================================== ========== ========= ========== ======== ======= ======== =======
                      Series                        Investor   Institu-   Advisor      A       B        C     R
                                                      Class     tional     Class     Class   Class    Class   Class
                                                                Class
--------------------------------------------------- ---------- --------- ---------- -------- ------- -------- -------
--------------------------------------------------- ---------- --------- ---------- -------- ------- -------- -------
>>       Ginnie Mae Fund                               Yes       Yes        Yes       No       No      No      Yes
>>       Capital Preservation Fund                     Yes        No        No        No       No      No       No
>>       Inflation-Adjusted Bond Fund                  Yes       Yes        Yes       No       No      No       No
=================================================== ========== ========= ========== ======== ======= ======== =======

